UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): September 25, 2012

CHINA GRAND RESORTS, INC.

(Exact name of registrant as specified in its charter)

Nevada	033-33263	62-1407521
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

RM 905, Reignwood Center

No.8 Yong’an Dongli Jianguomen Outer Street,

Chaoyang District Beijing, 100022,

People’s Republic of China

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(86-10)8528-8755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01

Changes in Registrant’s Certifying Accountant

 (a) Resignation of Previous Independent Registered Public Accounting Firm.

i

On September 25, 2012, China Grand Resorts, Inc. (the “Company”) accepted the resignation of Parker Randall CF (H.K.) CPA Limited (“Parker Randall”) effective on August 31, 2012 as its independent registered public accounting firm.

ii	The Company’s Board of Directors participated in and approved the decision to change our independent registered public accounting firm.

iii

Parker Randall’s reports on our financial statements for the year ended September 30, 2011 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principals.

iv

During the fiscal year ended September 30, 2011 and during the subsequent interim period through the date of this report, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with Parker Randall’s opinion to the subject matter of the disagreement.

v

During the fiscal year ended September 30, 2011 and during the subsequent interim period through the date of this report, there had been no reportable events with the Company as set forth in Item 304(a)(i)(v) of Regulation S-K.

vi

The Company provided Parker Randall with a copy of this Current Report on Form 8-K and requested that Parker Randall furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. The Company has received the requested letter from Parker Randall, and a copy of such letter is filed as Exhibit 16.1 to this Current Report From 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm.

i

On September 25, 2012, the Board appointed Keith K. Zhen, CPA (“Zhen”) as the Company’s new independent registered public accounting firm. The decision to engage Zhen was approved by the Company’s Board of Directors on September 25, 2012.

ii

During the period from September 30, 2011 through the date of this report, the Company did not consult with Zhen regarding (1) the application of accounting principles to a specified transactions, (2) the type of audit opinion that might be rendered on the Company’s financial statements, (3) written or oral advice was provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issues, or (4) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01

Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

16.1	Letter to the Securities and Exchange Commission from Parker Randall CF (H.K.) CPA Limited

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Grand Resorts, Inc.

Date: September 28, 2012	By:	/s/Menghua Liu
	Name:	Menghua Liu
	Title:	Chief Executive Officer

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